UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. 1)

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GLOBALSCAPE, INC.
(Name of Registrant As Specified In Its Charter)
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GLOBALSCAPE, INC.
6000 Northwest Parkway
Suite 100
San Antonio, Texas 78249

December       , 2006

NOTICE OF ACTION OF MAJORITY STOCKHOLDERS

Dear Stockholder:

This Information Statement is being furnished to you to provide a description of actions taken on November 13, 2006 by the board of directors of GlobalSCAPE, Inc. (the “Company”), and by the holders of approximately 65% of our outstanding shares of common stock in accordance with Sections 228, 242, and 245 of the General Corporation Law of the State of Delaware (the “DGCL”) and the Company’s Certificate of Incorporation and Bylaws. This Information Statement is first being mailed to stockholders on or about December     , 2006 and relates to the following actions taken by our board of directors and a majority of our stockholders:

1.             The approval of an amendment to the Company’s Certificate of Incorporation to create a classified board of directors; and

2.             The approval of an amendment to the Company’s Certificate of Incorporation which requires that action by stockholders be taken only at an annual or special meeting, prohibits action by written consent and eliminates the ability of stockholders to call special meetings.

The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934, as amended, and related provisions and to satisfy the Company’s obligations to promptly notify stockholders of record of the taking of corporate action without a meeting required by Section 228(e) of the DGCL.

By Order of the Board of Directors

/s/ Charles R. Poole
Charles R. Poole
President and Chief Executive Officer

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH IS DESCRIBED IN THE ATTACHED INFORMATION STATEMENT.

PLEASE NOTE THAT A MAJORITY OF OUR STOCKHOLDERS HAVE VOTED TO APPROVE THE CLASSIFIED BOARD AMENDMENT AND THE CONSENT ACTION AMENDMENT.  CONSEQUENTLY, NO ADDITIONAL VOTES WILL BE NEEDED.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

GLOBALSCAPE, INC.
6000 Northwest Parkway
Suite 100
San Antonio, Texas 78249

December      , 2006

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND A PROXY

NOTICE OF ACTION OF MAJORITY STOCKHOLDERS

This Information Statement is being mailed on or about December          , 2006 to our stockholders of record at the close of business on November 13, 2006 to inform you of the corporate action described herein before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

On November 13, 2006, our board of directors and Thomas W. Brown, David L. Mann, Charles R. Poole and Bernard N. Schneider, the holders of 9,874,249 shares of common stock, representing approximately 65% of the total number of issued and outstanding shares of our common stock entitled to vote on each matter, approved the following:

1.             An amendment to the Company’s Certificate of Incorporation to create a classified board of directors; and

2.             An amendment to the Company’s Certificate of Incorporation which requires that action by stockholders be taken only at an annual or special meeting, prohibit action by written content and eliminate the ability of stockholders to call special meetings.

As of November 13, 2006, we had 15,138,146 shares of common stock issued and outstanding, all of which are voting securities that would be entitled to vote on these matters at a special meeting of stockholders if one were to be held.  Each share of common stock was entitled to one vote.

Section 228 of the DGCL provides that any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action taken is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the above actions as early as possible, the board of directors obtained the written consent of Thomas W. Brown, David L. Mann, Charles R. Poole and Bernard N. Schneider who, on November 13, 2006, in the aggregate, held shares representing approximately 65% of the Company’s issued and outstanding shares of common stock. Accordingly, no other vote or stockholder action is required.

Pursuant to Section 228(e) of the DGCL, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action.  This Information Statement is intended to provide such notice.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material. We will also pay the expenses of furnishing this Information Statement, including the costs of preparing, assembling and mailing this Information Statement.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. NO VOTE OR

OTHER ACTION BY OUR STOCKHOLDERS IS REQUIRED IN RESPONSE TO THIS INFORMATION STATEMENT. NEVERTHELESS, YOU ARE URGED TO READ THIS INFORMATION STATEMENT CAREFULLY AND IN ITS ENTIRETY.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Any stockholder who desires more information regarding the Company may review the Company’s filings with the Securities and Exchange Commission. We file annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. Copies of the reports, proxy statements and other information may be read and copied at the SEC’s Public Reference Room at 100 F. Street, N.E., Washington, D.C. 20549-7010. You can request copies of such documents by writing to the SEC and paying a fee for the copying cost. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains a web site at (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC.

Our common stock is quoted on the OTC Bulletin Board by the National Association of Securities Dealers, Inc. under the symbol “GSCP.OB.” On December      , 2006, the last reported sale price of our common stock on the OTC Bulletin Board was $           per share.

The date of this Information Statement is December      , 2006.

SUMMARY OF ACTIONS OF MAJORITY OF STOCKHOLDERS

The following is a summary of the Amendments approved by our board of directors and the holders of approximately 65% of our common stock on November 13, 2006. This description may not contain all of the information that is important to you and it is qualified in its entirety by reference to the Company’s Amended and Restated Certificate of Incorporation which includes the provisions giving effect to each of the Amendments attached as Annex A to this Information Statement.  We urge you to carefully read the Amended and Restated Certificate of Incorporation in its entirety.

Recent Events

On November 13, 2006, GlobalSCAPE entered into a Securities Purchase Agreement with certain accredited investors, pursuant to which GlobalSCAPE agreed to issue 1,352,000 shares of its common stock, par value $0.001 per share, and warrants to purchase 1,352,000 shares of common stock to the purchasers at a price of $2.50 per share, or an aggregate of $3,380,000 in cash before transaction expenses.  The warrants may not be exercised prior to May 15, 2007 and expire on May 15, 2012 and are exercisable at a price of $3.15 per share, subject to certain adjustments.  The exercise price will not, in any event, be adjusted to a price of less than $2.81 per share except in the event of stock dividends, stock splits or similar events.  In addition, Thomas W. Brown, the Chairman of the Board, and David L. Mann, a member of the Company’s board of directors, sold a total of 2,028,000 shares, at a price of $2.50 per share, in a private transaction with the purchasers.  The transaction closed on November 16, 2006.

On December 6, 2006, GlobalSCAPE announced that Frank M. Morgan had been appointed to the Board of Directors.

Summary of the Classified Board Amendment

On November 13, 2006, our board of directors and Thomas W. Brown, David L. Mann, Charles R. Poole and Bernard N. Schneider, holders of approximately 65% of the shares of common stock issued and outstanding on that date, acting by written consent in lieu of a meeting, approved an amendment to our Certificate of Incorporation creating a classified board of directors. Our board of directors will be divided into three classes designated as Class I, Class II and Class III, respectively. Directors will be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors. At the 2007 annual meeting of stockholders, the term of office of the Class I directors will expire and Class I directors will be elected for a full term of three years. At the 2008 annual meeting of stockholders, the term of office of the Class II directors will expire and Class II directors will be elected for a full term of three years. At the 2009 annual meeting of stockholders, the term of office of the Class III directors will expire and Class III directors will be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Pursuant to DGCL Section 242, the approval of the holders of a majority of the outstanding shares of common stock entitled to vote on the amendment is required to approve the amendment. The text of the Classified Board Amendment can be found in Article Eighth of the Company’s Amended and Restated Certificate of Incorporation, attached as Annex A to this Information Statement. The Classified Board Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 days after we mail this Information Statement to our record stockholders, which we refer to as the Mailing Date in this document.

The Consent Action Amendment

On November 13, 2006, our board of directors and Thomas W. Brown, David L. Mann, Charles R. Poole and Bernard N. Schneider, holders of approximately 65% of the shares of common stock issued and outstanding on that date, acting by written consent in lieu of a meeting, approved an amendment to our Certificate of Incorporation which would require that action by stockholders be taken only at an annual or special meeting, prohibit action by stockholders by written consent and eliminate the ability of stockholders to call special meetings. Pursuant to DGCL Section 242, the approval of the holders of a majority of the outstanding shares of common stock entitled to vote on the amendment is required to approve the amendment. The text of the Consent Action Amendment can be found in

Article Ninth of the Company’s Amended and Restated Certificate of Incorporation, attached as Annex A to this Information Statement. The Consent Action Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 days after we mail this Information Statement to our record stockholders.

The Amended and Restated Certificate of Incorporation

The Classified Board Amendment and the Consent Action Amendment described above are included in, and represent the material effects of the adoption of the Amended and Restated Certificate of Incorporation, the form and terms of which were approved by our board of directors and our controlling stockholders on November 13, 2006 and which is attached hereto as Annex A.

Dissenting Stockholders Rights

Stockholders of the Company will not be entitled to appraisal or dissenters rights pursuant to the Company’s Certificate of Incorporation or Bylaws or under the laws of the State of Delaware by virtue of the effectiveness of the Amendments.

Who will receive this Information Statement

In compliance with Rule 14a-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), stockholders of record on the “Record Date,” November 13, 2006, are entitled to receive this Information Statement.

Preparation of Information Statement and Expenses

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us. We have requested brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

Stockholders Sharing the Same Address; Householding

Only one Information Statement is being delivered to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders.  This practice, known as “householding,” is intended to reduce our printing and postage costs. We will undertake to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.

You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the Information Statement or by calling our principal executive offices.  If multiple stockholders sharing an address have received one copy of this Information Statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices.

Additionally, if current stockholders with a shared address receive multiple copies of this Information Statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive office.

QUESTIONS AND ANSWERS

The following are some questions that you, as a stockholder of GlobalSCAPE, may have and answers to those questions. These questions and answers are not meant to be a substitute for the information contained in the remainder of this Information Statement, and this information is qualified in its entirety by the more detailed descriptions and explanations contained elsewhere in this Information Statement.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:           Why am I receiving this Information Statement.

A:            This Information Statement is being provided to you for your information to comply with requirements of the Securities Exchange Act of 1934. The Information Statement also constitutes notice of corporate action without a meeting by less than unanimous consent of the Company’s stockholders pursuant to Section 228(e) of the Delaware General Corporation Law or DGCL. You are urged to read the Information Statement carefully in its entirety. However, no action is required on your part in connection with the Amendments. No meeting of the Company’s stockholders will be held or proxies requested for these matters since they have already been approved by the requisite written consent of the holder of a majority of our issued and outstanding common stock.

Q:           What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:            If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker or bank, your shares are held in street name.

Q:           Why am I not being asked to vote?

A:            Because on November 13, 2006, Thomas W. Brown, David L. Mann, Charles R. Poole and Bernard N. Schneider, holders of approximately 65% of the issued and outstanding shares of our common stock on that date, approved the Classified Board Amendment and the Consent Action Amendment by written consent in lieu of a meeting. Such approval is sufficient under Delaware law, and no further approval by our stockholders is required.

QUESTIONS AND ANSWERS ABOUT THE CLASSIFIED BOARD AMENDMENT

Q:           Why is GlobalSCAPE implementing a classified board of directors?

A:            We believe it is in the best interests of the Company and our stockholders to implement a classified board so that each director is elected every three years rather than every year. The principal purposes of the amendment are to promote continuity and stability in the Company’s leadership and policies and to encourage any persons who might wish to acquire the Company to negotiate with its management rather than to attempt to effect certain types of business combinations without the approval of management or of a substantial portion of the Company’s stockholders.

Q:           When do you expect the Classified Board Amendment to become effective?

A:            The Classified Board Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders. Under applicable federal securities laws, the Classified Board Amendment cannot be effective until at least 20 calendar days after the Mailing Date.

Q:           What vote is required to approve the Classified Board Amendment?

A:            Pursuant to DGCL Section 242, the approval of the holders of a majority of the outstanding shares of the common stock of the Company is required to approve the Classified Board Amendment.

Q:           What will be the make-up of the board of directors? Will there be a vacancy on the board of directors?

A:            Our Board of Directors currently has five members:  Thomas W. Brown, our Chairman, David L. Mann, Charles R. Poole, our President and Chief Executive Officer, Phillip M. Renfro and Frank M. Morgan.  After the Classified Board Amendment becomes effective there will not be any vacancies on the Board of Directors.

QUESTIONS AND ANSWERS ABOUT THE CONSENT ACTION AMENDMENT

Q:           Why is GlobalSCAPE implementing the Consent Action Amendment?

A:            We believe it is in the best interests of the Company and our stockholders to implement the consent action amendment in order to prevent holders of a majority of the voting power of the Company from using the written consent procedure to take stockholder action by written consent without giving all of the stockholders of the Company entitled to vote on a proposed action the opportunity to participate in a meeting considering such proposed action.

Q:           When do you expect the Consent Action Amendment to become effective?

A:            The Consent Action Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders. Under applicable federal securities laws, the Consent Action Amendment cannot be effective until at least 20 calendar days after the Mailing Date.

Q:           What vote is required to approve the Consent Action Amendment?

A:            Pursuant to DGCL Section 242, the approval or the holders of a majority of the outstanding shares of the common stock of the Company is required to approve the Consent Action Amendment.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding ownership of the common stock as of November 13, 2006 (the date of approval of the Amendments) and as of November 16, 2006 (the date of the closing of the transactions under the Securities Purchase Agreement)  by (i) each person known by GlobalSCAPE to be the beneficial owner of more than 5% of the outstanding shares of common stock, (ii) each director of GlobalSCAPE, (iii) the President, (iv) each of the named executive officers of GlobalSCAPE and (v) all executive officers and directors of GlobalSCAPE as a group.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership as of November 13, 2006 (1)		Percentage of Class as of November 13, 2006	Amount and Nature of Beneficial Ownership as of November 16, 2006 (1)(2)		Percentage of Class as of November 16, 2006(2)
Thomas W. Brown, Director 2511 N. Loop 1604, Suite 203 San Antonio, TX 78258	7,004,233	(3)	46.3%	5,826,233	(3)	35.3%

David L. Mann, Director 150 N. Loop 1604 East, Suite 202 San Antonio, TX 78258	2,758,000		18.2%	1,908,000		11.6%

Sandra Poole-Christal Marketing Consultant 6000 Northwest Pkwy, Suite 100 San Antonio, TX 78249	1,300,000	(4)	8.6%	1,300,000	(4)	7.6%

Charles R. Poole, Director President & COO 6000 Northwest Parkway, Suite 100 San Antonio, Texas 78249	292,666	(5)	1.9%	292,666	(5)	1.8%

Jeffrey Gehring, Vice President of Sales 6000 Northwest Parkway, Suite 100 San Antonio, TX 78249	107,247	(6)	*	107,247	(6)	*

Philip M. Renfro, Director 28210 Steeple Chase Lane Fair Oaks Ranch, Texas 78015	20,000	(7)	*	20,000	(7)	*

Bernard N. Schneider, Chief Financial Officer 6000 Northwest Parkway, Suite 100 San Antonio, TX 78249	20,000		*	20,000		*

SF Capital Partners, Ltd.(8)	-0-		-0-	1,200,000		7.3%

Michael A. Roth(8)	-0-		-0-	1,200,000		7.3%

Brian J. Stark(8)	-0-		-0-	1,200,000		7.3%

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership as of November 13, 2006 (1)	Percentage of Class as of November 13, 2006	Amount and Nature of Beneficial Ownership as of November 16, 2006 (1)(2)	Percentage of Class as of November 16, 2006(2)
Zeke, LP(9)	-0-	-0-	1,200,000	7.3%

Edward Antoian(9)	-0-	-0-	1,200,000	7.3%

All directors and executive officers as a group (6 persons)	11,502,146	76.0%	8,174,146	48.7%

* Denotes ownership of less than 1%.

(1)           To the knowledge of the Company, each stockholder named in the table has sole voting and investment power with respect to all shares of GlobalSCAPE common stock shown as beneficially owned by such stockholder unless otherwise stated. Shares of GlobalSCAPE common stock that are not outstanding but that may be acquired by a person upon exercise of options within 60 days of November 13, 2006 are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such stockholder but are not deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other stockholder.

(2)           Includes 1,352,000 shares of common stock issued by GlobalSCAPE and 2,028,000 shares of common stock sold by Messers. Brown and Mann on November 16, 2006 in connection with the Securities Purchase Agreement.  Each of the purchasers approved the Classified Board Amendment and the Consent Action Amendment.  Does not include 1,352,000 shares of common stock issuable pursuant to warrants issued in connection with the Securities Purchase Agreement which are not exercisable within 60 days.

(3)           Includes 650 shares owned by Mr. Brown’s spouse. Mr. Brown disclaims beneficial ownership of the shares owned by his spouse.

(4)           Includes 650,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 13, 2006.

(5)           Includes 200,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 13, 2006.

(6)           Includes 66,000 shares issuable upon exercise of presently exercisable options or options exercisable within 60 days of November 13, 2006.

(7)           Includes 20,000 shares issuable upon exercise of presently exercisable options.

(8)           Does not include 480,000 shares issuable upon exercise of warrants issued in connection with the Securities Purchase Agreement which are not exercisable within 60 days.  Michael A. Roth and Brian J. Stark are the Managing Members of Stark Offshore Management, LLC, which acts as the investment manager and has the sole power to direct the management of SF Capital Partners, Ltd.  Through Stark Offshore, Messers. Roth and Stark possess voting and dispositive power over all of the shares.  Messers. Roth and Stark disclaim beneficial ownership of all of such shares.  The address of SF Capital Partners is:  c/o Stark Offshore Management, LLC, 3600 South Lake Drive, St. Francis, WI 53235.

(9)           Does not include 480,000 shares issuable upon exercise of warrants issued in connection with the Securities Purchase Agreement which are not exercisable within 60 days.  Edward Antoian, in his capacity as the general partner of Zeke, L.P., has voting and investment control over the shares held by Zeke, L.P.  Mr. Antoian disclaims beneficial ownership of all of such shares.  The address of Zeke, L.P. is:  c/o Chartwell Investment Partners, 1235 Westlakes Drive, Suite 400, Berwyn, PA 19312.

MATTER ONE

THE APPROVAL OF AN AMENDMENT OF THE COMPANY’S CERTIFICATE OF INCORPORATION
TO CREATE A CLASSIFIED BOARD OF DIRECTORS

General Background

On November 13, 2006, our board of directors and Messers Brown, Mann, Poole and Schneider, the holders of the requisite number of shares of common stock, acting by written consent in lieu of a meeting, approved an amendment to our Certificate of Incorporation creating a classified board of directors. The board of directors will be divided into three classes designated as Class I, Class II and Class III, respectively. Directors will be assigned to each class in accordance with a resolution or resolutions adopted by the board of directors. At the 2007 annual meeting of stockholders, the term of office of the Class I directors will expire and Class I directors will be elected for a full term of three years. At the 2008 annual meeting of stockholders, the term of office of the Class II directors will expire and Class II directors will be elected for a full term of three years. At the 2009 annual meeting of stockholders, the term of office of the Class III directors will expire and Class III directors will be elected for a full term of three years. At each succeeding annual meeting of stockholders, directors will be elected for a full term of three years to succeed the directors of the class whose terms expire at such annual meeting. Pursuant to DGCL Section 242, the required stockholder vote to approve the Classified Board Amendment is a majority of the outstanding stock entitled to vote on the amendment. The text of the Classified Board Amendment can be found in Article Eighth of the Company’s Amended and Restated Certificate of Incorporation, attached as Annex A to this Information Statement. The Classified Board Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders.

When the Classified Board Amendment becomes effective, GlobalSCAPE’s Certificate of Incorporation and by-laws will require us to have at least three directors but no more than twelve. The number of directors is set by the board of directors and is currently five. Mr. Poole, our President and Chief Executive Officer, is the only director who is an employee of the Company. The make-up of the board of directors will be as follows:

•                       Class I directors , whose terms end in 2007, will serve out their current terms in full and stand for election at the 2007 annual meeting for three-year terms ending in 2007.

•                       Class II directors, whose terms end in 2008, will serve out their current terms in full and stand for election at the 2008 annual meeting for three-year terms ending in 2011.

•                       Class III directors, whose terms end in 2009, will serve out their current terms in full and stand for election at the 2009 annual meeting for three-year terms ending in 2012.

It is anticipated that Thomas W. Brown and Charles R. Poole will be the Class III directors, David L. Mann will be the Class II director and Phillip M. Renfro and Frank M. Morgan will be the Class I directors.

In addition to dividing the Board into three classes, the Classified Directors Amendment would: (1) provide that the size of the Board shall be not less than three nor more than twelve directors, with the exact number of directors to be determined from time to time by the Board; (2) provide that newly created directorships may be filled by the stockholders or by the Board (with certain limitations in the latter instance); (3) provide that vacancies in the Board shall be filled by majority vote of the directors then in office; (4) provide that directors may be removed only for cause and only with the approval of the holders of at least 75% of the voting power of the Company entitled to vote for the election of directors; and (5) increase the stockholder vote required to alter, amend or repeal Article Eighth, or to adopt any provision inconsistent therewith, from a majority to 75%.  Under existing provisions of the Company’s Certificate of Incorporation, directors of the Company are elected annually for terms of one year and directors may be removed from office, for or without cause, by the vote of stockholders owning at least a majority of the voting power of the shares entitled to vote for the election of directors.

The Board has adopted conforming amendments to the Company’s Bylaws which became effective on November 13, 2006.

Description of the Classified Board Amendment

The full text of the Classified Board Amendment in Article Eighth of the Company’s Amended and Restated Certificate of Incorporation is attached to this Information Statement as Annex A.  The following description is qualified in its entirety by reference to Annex A.

Size of the Board.  The Bylaws currently provide that the number of directors shall be determined by resolution of the Board.  The Classified Board Amendment provides that the Board shall consist of not less than three nor more than twelve members, with the exact number of directors to be fixed within the minimum and maximum limitations by resolution of a majority of the entire Board.  The fixing of the maximum number of directors in the Certificate would prevent a third party seeking majority representation on the Board from obtaining such representation simply by enlarging the Board and filling the newly-created directorships with his own nominees.

Classification of the Board.  The Classified Board Amendment provides that the directors shall be divided into three classes, as nearly equal in number as possible.  If the Classified Board Amendment is adopted, the directors will be divided into three classes.

The classification of directors would make it more difficult to change the composition of the Board.  At least two stockholder meetings, instead of one, would be required to effect a change in the majority control of the Board, except in the event of vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause (in which case the stockholders or the remaining directors could fill the vacancies so created).  The additional time required to elect a majority of a classified Board would help assure continuity and stability of the Company’s management and policies, since a majority of the directors at any given time would have prior experience as directors of the Company.  The classification provision would apply to every election of directors, whether or not a change in the Board would be beneficial to the Company and its stockholders and whether or not a majority of the Company’s stockholders consider such a change to be desirable.  Although the Classified Board Amendment is intended to promote continuity and stability of the Board, the Company has not encountered any problems in the past with respect to such continuity or stability.

Newly Created Directorships.  The Classified Board Amendment provides that a directorship to be filled by reason of an increase in the number of directors may be filled (i) by election at any annual or special meeting of stockholders called for that purpose or (ii) by the Board for a term continuing only until the next election of one or more directors by the stockholders; however, the Board may not fill more than two such directorships during the period between any two successive annual meetings of stockholders.

Vacancies in the Board.  The Classified Board Amendment provides that vacancies in the Board shall be filled by a majority vote of the directors then in office and that directors so chosen shall hold office for a term expiring a the annual meeting of stockholders at which the term of the class to which they have been elected expires.

Removal of Directors.  The Classified Board Amendment provides that a director, or the entire Board, may be removed by the stockholders only for cause, whereas at present a director, or the entire Board, may be removed by the stockholders owning at least two-thirds of the voting power of the shares entitled to vote for the election of directors for or without cause.  The Classified Board Amendment also provides that the affirmative vote of the holders of at least 75% of the voting power of the shares entitled to vote for the election of directors is required to remove a director, or the entire Board, from office.  In the absence of an applicable statute, cause for removal of a director under Delaware law must be determined on a case-by-case basis.  It is believed that a Delaware court presented with the question in a proper proceeding would follow the general rule in American jurisdictions that cause for removal of a director must involve such material acts or misfeasance or nonfeasance relating to or affecting the performance of his duties as a director, such as fraud, criminal conduct, breach of trust or the like.

The provisions of the Classified Board Amendment relating to the removal of directors and the filling of vacancies on the Board would preclude a third party from removing incumbent directors without cause and simultaneously gaining control of the Board by filling the vacancies with his own nominees.  The Classified Board Amendment would also reduce the power of stockholders, even those with a majority interest in the Company, to remove incumbent directors and to fill vacancies on the Board.  Under the Classified Board Amendment, the stockholders would have the power to remove directors for cause with a 75% vote, but the remaining directors would have the power to fill the vacancies created by such removal.  Moreover, the Board’s appointees would serve for the remainder of the removed directors’ full terms.

75% Vote to Amend or Repeal.  Under the DGCL, amendments of the Certificate require the approval of the holders of a majority of the outstanding stock entitled to vote thereon.  Delaware law permits provisions in the Certificate requiring a greater vote.  The Classified Board Amendment would require the affirmative vote of the holders of at least 75% of the voting power of the shares entitled to vote for the election of directors to alter, amend or repeal, or adopt any provision inconsistent with the Classified Board Amendment.  The requirement of an increased stockholder vote is designed to prevent a stockholder with a majority of the voting power of the Company from avoiding the requirements of the Classified Board Amendment by simply amending or repealing the Certificate.

Reasons for Creating a Classified Board of Directors

Designation of a classified board of directors is permitted under Section 141(d) of the DGCL. Section 141(d) provides that a corporation may divide its board into one, two or three classes, with (in the case of a board divided into three classes) the classes serving for staggered three-year terms, so that the directors of one class stand for re-election in any given year.

Prior to the Stock Purchase, our stock ownership was very concentrated with only two stockholders who owned approximately 64% of our voting stock and could, therefore, control all actions submitted to a vote of our stockholders. Subsequent to the Stock Purchase, the concentrated positions have been diluted substantially.  The principal purposes of the Amendment are to promote continuity and stability in the Company’s leadership and policies and to encourage any persons who might wish to acquire the Company to negotiate with its management rather than to attempt to effect certain types of business combinations without the approval of management or of a substantial portion of the Company’s stockholders. The Classified Board Amendment may be considered “anti-takeover” in nature and the effect of the Classified Board Amendment may be to render more difficult or to discourage a merger or tender offer, even if such transaction is favorable to the interests of the stockholders, or the assumption of control by a holder of a large block of the Company’s shares and the removal of incumbent management, even if such removal would be beneficial to stockholders.

Stockholders should note that the Classified Board Amendment may discourage tender offers and other non-open market acquisitions made at prices above the prevailing market price of the Company’s stock and acquisitions of stock by persons attempting to acquire control through market purchases that may cause the market price of the stock to reach levels that are higher than would otherwise be the case. Discouragement of such acquisitions may have the effect of depriving stockholders of opportunities to sell their stock at a premium under such circumstances.

The board of directors has no knowledge of any efforts by any person to obtain control of the Company or to change its management. However, in view of the number of hostile tender offers and proxy contests experienced by public companies, the board of directors believes that it is prudent and in the interest of the stockholders to adopt this amendment and that it is desirable to adopt the amendment at a time when the Company is not subject to a takeover attempt.

Under the DGCL, stockholders will not be entitled to dissenters’ rights with respect to the Classified Board Amendment, and the Company will not independently provide stockholders with any such right.

MATTER TWO

STOCKHOLDER ACTION BY WRITTEN CONSENT

On November 13, 2006, our board of directors and Messers. Brown, Mann, Poole and Schneider, the holders of the requisite number of shares of common stock, acting by written consent in lieu of a meeting, approved an amendment to our Certificate of Incorporation which would require that action by stockholders be taken only at an annual or special meeting, prohibit action by stockholders by written consent and eliminate the ability of stockholders to call special meetings.  The Consent Action Amendment is set forth in its entirety in Article Ninth of the Company’s Amended and Restated Certificate of Incorporation attached as Annex A to this Information Statement.  The Consent Action Amendment will become effective with the filing of the Company’s Amended and Restated Certificate of Incorporation which will occur on a date not less than 21 calendar days after we mail this Information Statement to our record stockholders.

General Background

The DGCL permits stockholder action to be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than a minimum number of votes that would be necessary to authorize or take such action at a meeting at which the holders of all shares entitled to vote thereon were present and voted.  The Consent Action Amendment requires that stockholder action be taken only at an annual or special meeting of stockholders and prohibits stockholder action by written consent in lieu of a meeting.

The Consent Action Amendment also provides that special meetings of stockholders, unless otherwise required by law, may be called only by the Chairman of the Board, the President or a majority of the members of the Board.  Stockholders have not been able to and will continue to not be permitted to call a special meeting or to require the Board to call a special meeting of stockholders

Under the DGCL, amendments of the Certificate require the approval of the holders of a majority of the outstanding stock entitled to vote thereon.  Delaware law permits provisions in the Certificate to require a greater vote.  The Consent Action Amendment would require the affirmative vote of the holders of at least 75% of the voting power of the shares entitled to vote for the election of directors to alter, amend or repeal, or adopt any provision inconsistent with the Consent Action Amendment.  The requirement of an increased stockholder vote is designed to prevent a stockholder with a majority of the voting power of the Company from avoiding the requirements of the Consent Action Amendment by simply amending or repealing the Certificate.

The Consent Action Amendment would prevent the holders of a majority of the voting power of the Company from using the written consent procedure to take stockholder action without giving all of the stockholders of the Company entitled to vote on a proposed action the opportunity to participate in a meeting considering such proposed action.  Moreover, a stockholder could not force stockholder consideration of a proposal over the opposition of the Chairman of the Board, the President or the Board by calling a special meeting of stockholders, prior to the time any such persons believed such consideration to be appropriate.  The Consent Action Amendment may have the additional effect of delaying consideration of a stockholder proposal until the next annual meeting unless a special meeting is called by the persons set forth above.

The Board has adopted conforming amendments to the Company’s Bylaws which became effective on November 13, 2006.

Purposes and Effects

The Consent Action Amendment is intended to eliminate the authority of the Company’s stockholders to act by written consent in lieu of a meeting and thus requires that stockholder action be taken at an annual or special meeting of stockholders at which all stockholders would have the opportunity to participate.  It would prevent the holders of the majority of the voting power of the Company from using the written consent procedure to take stockholder action in lieu of a meeting and would thereby prevent a takeover bidder holding a majority of the voting stock from using the written consent procedure to take stockholder action unilaterally.

Prior to the stock purchase which closed on November 16, 2006, the Company was a “controlled company” due to approximately 64% of the voting shares being held by Messrs. Brown and Mann.  In light of the more wide-spread stock ownership as a result of the stock purchase, the Board believes that it is desirable to give all stockholders the opportunity to participate in the determination of stockholder actions.  We believe that the ability of stockholders to take action without notice, without a meeting and without a vote could be disruptive to the conduct of our business and could impose significant administrative and financial burdens on us in responding to such action.  In addition, if stockholders had the ability to act by written consent, we might not have the opportunity to timely consider the impact of such action on our business, strategy or financial condition.  The Board believes that notice to and voting by all stockholders would be particularly critical to stockholders in the context of a pending or threatened acquisition of control, when a stockholder or group owning or controlling a substantial voting block may seek to remove incumbent directors previously elected by the stockholders generally or effect basic changes in the Bylaws.

The Consent Action Amendment could make more difficult, or delay, certain actions by a person or group acquiring a majority of the voting stock, even though such actions might be desired by, or beneficial to, the other holders of the Company’s capital stock.  However, the Board does not believe that the effects of the elimination of stockholder action by written consent will create a significant impediment to a tender offer or other effort to take control of the Company.

If the Consent Action Amendment is adopted, a stockholder or group of stockholders could not force stockholder consideration of a proposal over the opposition of the Board by calling a special meeting of stockholders or to require the Board to call a special meeting.  This delay could give the Board time to take steps, if it so chooses, to oppose such action and could thus make the action more difficult to achieve.

The Consent Action Amendment would ensure that all stockholders would have advance notice of any attempted major corporate action by stockholders and that such action would take place in an orderly manner.  It would enable the Company to set a record date for any stockholder voting, and should reduce the possibility of disputes or confusion regarding the validity of purported stockholder action.  The Amendment might also increase the likelihood that a potential acquirer would negotiate the terms of any proposed transaction with the Board.

The Consent Action Amendment could prevent holders of a majority of the Company’s voting stock from affecting corporate action as quickly as they would like and could increase the expense involved in such corporate action.  Under some circumstances, the prospect of delay in effecting corporate action could be a negative factor in the consideration by a potential acquirer of whether to make an offer for some or all of the Company’s capital stock.

ANTI-TAKEOVER EFFECTS OF CERTAIN PROVISIONS
OF DELAWARE LAW

In addition to the Classified Board Amendment and the Consent Action Amendment, certain provisions of Delaware law could make more difficult the acquisition of us by means of a tender offer, a proxy contest, or otherwise, and the removal of incumbent officers and directors. These provisions are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of GlobalSCAPE to first negotiate with our board of directors.

GlobalSCAPE is subject to Section 203 of the Delaware General Corporation Law. This provision generally prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date the stockholder became an interested stockholder, unless:

•                       prior to such date, the board of directors approved either the business combination or the transaction that resulted in the stockholder’s becoming an interested stockholder;

•                       upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced, excluding for purposes of determining the number of shares outstanding those shares owned by persons who are directors and also officers and by employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

•                       on or subsequent to such date, the business combination is approved by the board of directors and authorized at an annual meeting or special meeting of stockholders and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 defines a business combination to include:

•                       any merger or consolidation involving the corporation and the interested stockholder;

•                       any sale, transfer, pledge or other disposition of 10% or more of the assets of the corporation involving the interested stockholder;

•                       subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•                       any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation beneficially owned by the interested stockholder; or

•                       the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 defines an “interested stockholder” as any entity or person beneficially owning 15% or more of the outstanding voting stock of a corporation, or an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of a corporation at any time within three years prior to the time of determination of interested stockholder status; and any entity or person affiliated with or controlling or controlled by such entity or person.

AVAILABLE INFORMATION

GlobalSCAPE is required to file annual, quarterly and special reports, and other information with the SEC. You may read and copy any document which GlobalSCAPE has filed at the SEC’s public reference room at:

Securities and Exchange Commission

Public Reference Room

100 F Street, N.E.

Washington, D.C. 20549

You may also obtain copies of this information by mail from the Public Reference Section of the SEC at prescribed rates.  Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of GlobalSCAPE’s SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

Documents filed by us pursuant to the Securities Exchange Act may be reviewed and/or obtained through the Securities and Exchange Commission’s Electronic Data Gathering Analysis and Retrieval System, which is publicly available through the Securities and Exchange Commission’s web site (http://www.sec.gov).

ADDITIONAL INFORMATION

We will furnish without charge to any stockholder, upon written or oral request, any documents filed by us pursuant to the Securities Exchange Act. Requests for such documents should be addressed to GlobalSCAPE:

GlobalSCAPE, Inc.
6000 Northwest Parkway, Suite 100
San Antonio, Texas 78249
Attention: Chief Financial Officer

Annex A

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

GLOBALSCAPE, INC.

GlobalSCAPE, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

A.            The name of the Corporation is GlobalSCAPE, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on April 17, 1996 and was previously amended on May 11, 2000 and restated on September 5, 2000.

B.            Pursuant to Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware, this Restated Certificate of Incorporation has been duly adopted by the written consent of the stockholders of the Corporation, and restates and integrates and further amends the provisions of the Certificate of Incorporation of the Corporation.

C.            The text of the Amended and Restated Certificate of Incorporation of the Corporation is hereby restated and further amended in its entirety to read as follows:

FIRST:                    The name of the Corporation is GlobalSCAPE, Inc.

SECOND:               The address of the Corporation’s registered office in the State of Delaware is 1013 Centre Street, in the City of Wilmington, County of New Castle. The name of the Corporation’s registered agent at such address is Corporation Service Company.

THIRD:                  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

FOURTH:

(a)                                  Authorization of Shares.  The total number of shares of capital stock which the Corporation shall have the authority to issue is 50,000,000 shares, consisting of 40,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 10,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

(b)           Common Stock.

(i)                                     Dividends.  The holders of shares of Common Stock shall be entitled to receive such dividends as from time to time may be declared by the Board of Directors of the Corporation, subject to any preferential payments to which the holders of shares of any series of Preferred Stock shall be entitled as may be stated and expressed pursuant to the resolution establishing any such series of Preferred Stock.

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(ii)                                  Liquidation.  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment shall have been made to any holders of shares of any series of Preferred Stock then outstanding of the full amounts of preferential payments to which they shall respectively be entitled as may be stated and expressed pursuant to the resolution establishing any such series of Preferred Stock, the holders of shares of Common Stock then outstanding shall be entitled to share ratably based upon the number of shares of Common Stock held by them in all remaining assets of the Corporation available for distribution to its shareholders.

(iii)                               Voting Rights.  All shares of Common Stock shall be identical with each other in every respect. The shares of Common Stock shall entitle the holders thereof to one vote for each share upon all matters upon which shareholders have the right to vote.

(c)                                  Preferred Stock.  The Board of Directors is authorized to establish, from time to time, one or more series of any class of shares, to increase or decrease the number within each series, and to fix the designations, powers, preferences and relative, participating, optional or other rights of such series and any qualifications, limitations or restrictions thereof

FIFTH:                   In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized to adopt, amend and repeal the Bylaws of the Corporation.  Directors need not be elected by written ballot unless expressly required by the Bylaws of the Corporation.

SIXTH:                   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director; provided, however, that this Article shall not eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the Corporation or stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

If the Delaware General Corporation Law is amended after the date of filing of this Certificate of Incorporation to authorize corporate action further limiting or eliminating the personal liability of a director, then the liability of the directors of the Corporation shall be limited or eliminated to the fullest extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Article by the stockholders of the Corporation or otherwise shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

SEVENTH:             The Corporation shall indemnify each director and officer of the Corporation who may be indemnified, to the fullest extent permitted by Section 145 of the Delaware General Corporation Law (“Section 145”), as it may be amended from time to time, in each and every situation where the Corporation is obligated to make such indemnification pursuant to Section

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145, except as otherwise set forth in the Bylaws of the Corporation. In addition, the Corporation shall indemnify each of the Corporation’s directors and officers in each and every situation where, under Section 145, the Corporation is not obligated, but is permitted or empowered, to make such indemnification, except as otherwise set forth in the Bylaws of the Corporation. The Corporation may, in the sole discretion of the Board of Directors, indemnify any other person who may be indemnified pursuant to Section 145 to the extent the Board of Directors deems advisable, as permitted by such section, except as otherwise set forth in the Bylaws of the Corporation. The Corporation shall promptly make or cause to be made any determination which Section 145 requires, except as otherwise set forth in the Bylaws of the Corporation.

EIGHTH:                The following provisions are included for the management of the business and affairs of the Corporation and for further definition, limitation and regulation of power of the Corporation and of its directors and shareholders:

1.             General Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

2.             Number of Directors; Election of Directors.  Subject to the rights of holders of any series of Preferred Stock to elect directors, the number of directors of the Corporation shall consist of not less than three (3) nor more than twelve (12) members.  The exact number of directors within the minimum and maximum limitations specified in the preceding sentence shall be fixed from time to time by the Board of Directors pursuant to a resolution adopted by the majority of the entire Board of Directors.

3.             Classes of Directors.  Subject to the rights of holders of any series of Preferred Stock to elect directors, the Board of Directors shall be and is divided into three classes:  Class I, Class II and Class III.

4.             Terms of Office.  Subject to the rights of holders of any series of Preferred Stock to elect directors, each director shall serve for a term ending on the date of the third annual meeting following the annual meeting at which such director was elected; provided, that each director initially appointed to Class I shall serve for a term expiring at the Corporation’s annual meeting of stockholders held in 2007; each director initially appointed to Class II shall serve for a term expiring at the Corporation’s annual meeting of stockholders held in 2008; and each director initially appointed to Class III shall serve for a term expiring at the Corporation’s annual meeting of stockholders held in 2009; provided further, that the term of each director shall continue until the election and qualification of his successor and be subject to his earlier death, resignation or removal.

5.             Newly Created Directorships.  A directorship to be filled by reason of any increase in the number of directors may be filled (i) by election at an annual or special meeting of stockholders called for that purpose or (ii) by the Board of Directors for a term of office continuing only until the next election of one or more directors by the stockholders; provided that the Board of Directors may not fill more than two such directorships during the period between any two successive annual meetings of stockholders.

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6.             Removal.  Subject to the rights of holders of any series of Preferred Stock, directors of the Corporation may be removed only for cause and only by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

7.             Vacancies.  Subject to the rights of holders of any series of Preferred Stock, any vacancy in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of a successor and to such director’s earlier death, resignation or removal.  No decrease in the number of directors shall shorten the term of any incumbent director.

8.             Amendments to Article.  Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article EIGHTH, in each case whether directly or indirectly, whether by amendment, merger, consolidation or otherwise.

NINTH:                  Any action required or permitted to be taken by the stockholders of the corporation must be effected at an annual or special meeting of stockholders of the corporation and may not be effected by any consent in writing by such stockholders.  Special meetings of stockholders of the Corporation may be called only by the Chairman of the Board, the President or the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors of the corporation (as determined in accordance with the Bylaws of the corporation).  Notwithstanding anything contained in this Restated Certificate of Incorporation to the contrary, the affirmative vote of the holders of at least 75% of the voting power of the then outstanding shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article NINTH or adopt any provision inconsistent with any provision of this Article NINTH.

IN WITNESS WHEREOF, this Amended and Restated Certificate of Incorporation, which restates, integrates and amends the certificate of incorporation of the Corporation, and which has been duly adopted in accordance with Sections 228, 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized officer this _____ day of ___________, 2006.

GLOBALSCAPE, INC.

By:
Charles R. Poole, President

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